-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                January 26, 1999

                     Structured Asset Securities Corporation
               -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                              333-68513             74-2440850
---------------------------              ---------             ----------
State or Other Jurisdiction             (Commission          (I.R.S. Employer
      Of Incorporation)                  File Number)      Identification No.)


 200 Vesey Street
New York, New York                                     10285
-------------------                               -----------
(Address of Principal Executive                    (Zip Code)
 Offices)


       Registrant's telephone number, including area code: (212) 526-5594


                                    No Change
               ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events./1/
         ------------

         Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC1, Class A1, Class A2, Class AIO, Class M1, Class M2 and Class B Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated January 26, 1999, and a Prospectus, dated January 15, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

















--------------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

              99.1       Computational Materials.(P)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                       By:/s/ Stanley P. Labanowski
                                          -------------------------
                                          Name:  Stanley P. Labanowski
                                          Title:  Vice President



Dated:  January 28, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.           Description                             Page No.
----------            -----------                             --------

99.1                  Computational Materials                   P

                    EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)

                      [To be filed on Form SE pursuant to a
                         continuing hardship exemption]